CALVERT  SOCIALLY  RESPONSIBLE  FUNDS  PROSPECTUS

CALVERT  WORLD  VALUES  INTERNATIONAL  EQUITY  FUND



Prospectus  dated  January  31,  2001
Date  of  Supplement:  August  28,  2001


In an effort to minimize the effect of any market timers, Calvert World Values International Equity Fund began imposing on May 1, 2001 a redemption fee upon the redemption of certain large-ticket purchases redeemed within 30 days of purchase. The Fund charges shareholders a redemption fee, payable to the Fund, of 2% of redemption proceeds, on purchases in excess of $100,000 that are redeemed or exchanged out of the Fund in less than 30 days.

This fee may be waived by the Fund for certain retirement platforms and other similar omnibus-type accounts, where it is believed to be in the Fund's best interest.



Please  note  this  change  on  pages  31  and  69  of  the  prospectus.